Exhibit 31

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, I, Daniel W. Dowe, certify that:

1.	I have reviewed this annual report on Form 10-Q for the three month period ending August 31, 2008 (the “Report”) of American Home Food Products, Inc. (the “Company”);

2.

Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

3.

Based on my knowledge, the financial statements and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Report;

4.

I am responsible in my dual capacity as the Company’s Chief Executive Officer and Chief Financial Officer for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within the Company and its subsidiaries, particularly during the period in which this Report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes I accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by the Report based on such evaluation; and

d)

disclosed in this Report any change in the Company’s internal control over financial reporting that occurred during the Company’s fourth quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

5.

I have also disclosed as the Company’s certifying officer, that based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

By:/s/ Daniel W. Dowe
Daniel W. Dowe
Chief Executive Officer and
Chief Financial Officer

Date: October 10, 2008